SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 5, 2008

AMERICAN EXPRESS	AMERICAN EXPRESS	AMERICAN EXPRESS
RECEIVABLES	RECEIVABLES	RECEIVABLES
FINANCING	FINANCING	FINANCING
CORPORATION II	CORPORATION III LLC	CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact name of registrant as specified in its charter)
on behalf of
American Express Credit Account Master Trust

Delaware	13-3854638	333-130508-03	Delaware	20-0942395	333-130508	Delaware	20-0942445	333-130508-02
(State or Other	(I.R.S.	(Commission	(State or Other	(I.R.S. Employer	(Commission	(State or Other	(I.R.S.	(Commission
Jurisdiction of	Employer	File Number)	Jurisdiction of	Identification	File Number)	Jurisdiction of	Employer	File Number)
Incorporation	Identification		Incorporation or	Number)		Incorporation or	Identification
or	Number)		Organization)			Organization)	Number)
Organization)

200 Vesey Street, Room 138	4315 South 2700 West, Room 1900	4315 South 2700 West, Room 1900
Mail Stop 01-31-12	Mail Stop 02-01-50	Mail Stop 02-01-56
New York, New York 10285	Salt Lake City, Utah 84184	Salt Lake City, Utah 84184
(212) 640-2000	(801) 945-2550	(801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)
N/A	N/A	N/A
(Former Name or Former Address, if Changed Since	(Former Name or Former Address, if Changed Since Last	(Former Name or Former Address, if Changed Since
Last Report)	Report)	Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On March 5, 2008, American Express Credit Account Master Trust amended its (i) Series 2004-4 Supplement, dated as of August 17, 2004, and (ii) Series 2007-7 Supplement, dated as of July 24, 2007, to its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as further amended from time to time, with its Amendment to Series Supplements, dated as of March 5, 2008. The Amendment to Series Supplements is attached hereto as Exhibit 4.1.

On March 5, 2008, American Express Credit Account Master Trust amended its (i) Series 2001-5 Supplement, dated as of May 9, 2001, (ii) Series 2002-1 Supplement, dated as of February 21, 2002, (iii) Series 2002-2 Supplement, dated as of April 25, 2002, (iv) Series 2002-3 Supplement, dated as of May 16, 2002, (v) Series 2002-5 Supplement, dated as of July 17, 2002, (vi) Series 2002-6 Supplement, dated as of August 15, 2002, (vii) Series 2003-1 Supplement, dated as of February 20, 2003, (viii) Series 2003-2 Supplement, dated as of April 2, 2003, (ix) Series 2003-3 Supplement, dated as of May 7, 2003, (x) Series 2004-1 Supplement, dated as of March 1, 2004, (xi) Series 2004-2 Supplement, dated as of June 2, 2004, (xii) Series 2004-3 Supplement, dated as of June 2, 2004, (xiii) Series 2004-4 Supplement, dated as of August 17, 2004, (xiv) Series 2004-5 Supplement, dated as of September 23, 2004, (xv) Series 2005-1 Supplement, dated as of March 24, 2005, (xvi) Series 2005-2 Supplement, dated as of March 24, 2005, (xvii) Series 2005-3 Supplement, dated as of June 17, 2005, (xviii) Series 2005-4 Supplement, dated as of June 17, 2005, (xix) Series 2005-5 Supplement, dated as of July 21, 2005, (xx) Series 2005-6 Supplement, dated as of August 18, 2005, (xxi) Series 2005-7 Supplement, dated as of August 18, 2005, and (xxii) Series 2005-8 Supplement, dated as of November 22, 2005, to its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as further amended from time to time, with its Omnibus Amendment to Series Supplements, dated as of March 5, 2008. The Omnibus Amendment to Series Supplements is attached hereto as Exhibit 4.2.

Item 9.01.	Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Amendment to Series Supplements, dated as of March 5, 2008, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York.

Exhibit 4.2	Omnibus Amendment to Series Supplements, dated as of March 5, 2008, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Maureen Ryan
	Name:	Maureen Ryan
	Title:	President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Catherine M. Hogan
	Name:	Catherine M. Hogan
	Title:	President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Robert Radle
	Name:	Robert Radle
	Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Amendment to Series Supplements, dated as of March 5, 2008, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York.

Exhibit 4.2	Omnibus Amendment to Series Supplements, dated as of March 5, 2008, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York.